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                                                                    EXHIBIT 21.1

                                 SUBSIDIARIES OF
                                PROLOGIS ET. AL.

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                                                                               JURISDICTION OF
NAME OF ENTITY                                                                  ORGANIZATION
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
SUBSIDIARIES ENGAGED IN INDUSTRIAL DISTRIBUTION FACILITIES OPERATIONS
         AND DEVELOPMENT:

ProLogis Development Services Incorporated                                      Delaware

ProLogis Limited Partnership - I                                                Delaware

ProLogis Limited Partnership - II                                               Delaware

ProLogis Limited Partnership - III                                              Delaware

ProLogis Limited Partnership - IV                                               Delaware

ProLogis-IV, Inc.                                                               Delaware

ProLogis - Alabama (1) Incorporated                                             Maryland

ProLogis - Alabama (2) Incorporated                                             Maryland

ProLogis Alabama Trust                                                          Alabama

ProLogis - North Carolina (1) Incorporated                                      Maryland

ProLogis - North Carolina (2) Incorporated                                      Maryland

ProLogis - North Carolina Limited Partnership                                   Delaware

ProLogis-North Carolina (3) Incorporated                                        Delaware

ProLogis Houston Holdings Inc.                                                  Delaware

ProLogis-Kansas City (1) Incorporated                                           Delaware

Meridian Realty Partners, L.P.                                                  Delaware

MDN/JSC-II Limited Partnership                                                  California

Meridian-Penn, Inc.                                                             California

International Industrial Investments Incorporated                               Maryland

PLD International Incorporated                                                  Delaware
and sixteen subsidiaries in foreign countries
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
ProLogis-France Developments Incorporated                                       Delaware
and thirty-six subsidiaries in foreign countries

ProLogis Developments Holdings Sarl                                             Luxembourg
and one hundred thirteen subsidiaries in foreign countries

ProLogis UK Development Sarl                                                    Luxembourg

ProLogis UK Holdings S.A.                                                       Luxembourg
and one-hundred thirteen subsidiaries in foreign countries

PLD Finance Sarl and five subsidiaries in foreign countries                     Luxembourg

ProLogis Japan Incorporated                                                     Delaware
and twenty-five subsidiaries in foreign countries

Japan Investments (2) Incorporated                                              Delaware

ProLogis Japan II Incorporated                                                  Delaware

ProLogis Japan Holdings LLC                                                     Delaware

ProLogis Japan Finance Incorporated                                             Delaware

Japan Investments (1) Incorporated                                              Delaware

ProLogis Logistics Services Incorporated and five subsidiaries                  Delaware

ProLogis Mexico Trust                                                           Delaware

ProLogis-DS Mexico Incorporated                                                 Maryland

ProLogis Mexico Holding II LLC and one subsidiary                               Delaware

ProLogis-Monterrey (1) LLC and one subsidiary in a foreign country              Delaware

ProLogis-Monterrey (2) LLC and one subsidiary in a foreign country              Delaware

ProLogis-Monterrey (4) LLC and one subsidiary                                   Delaware

ProLogis-Juarez (1) LLC and one subsidiary                                      Delaware

ProLogis-Juarez (2) LLC and one subsidiary                                      Delaware

ProLogis-Juarez (3) LLC and one subsidiary                                      Delaware

ProLogis-Reynosa (1) LLC and one subsidiary in a foreign country                Delaware

ProLogis-Reynosa (2) LLC and one subsidiary in a foreign country                Delaware
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
ProLogis-Reynosa (3) LLC and one subsidiary                                     Delaware

PLDS de Mexico S.A. de C.V.                                                     Mexico

ProLogis China Development Incorporated                                         Delaware

ProLogis Billabong III GP LLC                                                   Delaware

ProLogis Billabong II GP LLC                                                    Delaware

ProLogis Billabong I GP LLC                                                     Delaware

ProLogis California I LLC (50% ownership interest)                              Delaware

ProLogis European Properties Fund (21.9% ownership interest)                    Luxembourg

ProLogis North American Properties Fund I LLC and two subsidiaries              Delaware
         (41.3% ownership interest)

ProLogis First GP LLC and one subsidiary (20% ownership interest)               Delaware

ProLogis Second GP LLC and one subsidiary (20% ownership interest)              Delaware

ProLogis Third GP LLC and one subsidiary (20% ownership interest)               Delaware

PLD/RECO Japan TMK Property Trust (20% ownership interest)                      Japan

ProLogis-Macquarie Fund (14.0% ownership interest)                              Delaware

SUBSIDIARIES ENGAGED IN PROVIDING MANAGEMENT SERVICES:

ProLogis Management Services Incorporated                                       Delaware

ProLogis BV and eighteen subsidiaries in foreign countries                      Luxembourg

ProLogis Services Sarl and two subsidiaries in foreign countries                Luxembourg

ProLogis Management Incorporated                                                Delaware

ProLogis de Mexico S.A. de C.V.                                                 Mexico

ProLogis Japan Management Incorporated and one subsidiary                       Delaware

ProLogis Capital Management Incorporated                                        Delaware

Macquarie-ProLogis Management LLC (50% ownership)                               Delaware
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